UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): April 27, 2010
THERMADYNE HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-13023 (Commission File Number)	74-2482571 (I.R.S. Employer Identification No.)

16052 Swingley Ridge Road, Suite 300 Chesterfield, Missouri (Address of principal executive offices)	63017 (Zip Code)
(636) 728-3000
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act.
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.
     (a) On April 27, 2010, Thermadyne Holdings Corporation held its 2010 Annual Meeting of Stockholders.
     (b) Paul D. Melnuk, J. Joe Adorjan, Andrew L. Berger, James B. Gamache, Marnie S. Gordon, Christopher P. Hartmann and Bradley G. Pattelli were re-elected for a one-year term.
     In addition to the election of the seven directors identified above, stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accountants for the year ending December 31, 2010. The final voting results on each of the matters submitted to a vote of stockholders are as follows.

			Broker
	For	Withheld	Non-Votes
1. Election of Directors
Paul D. Melnuk	8,877,692	1,425	3,366,102
J. Joe Adorjan	8,879,117	0	3,366,102
Andrew L. Berger	8,799,794	79,323	3,366,102
James B. Gamache	8,863,058	16,059	3,366,102
Marnie S. Gordon	8,799,994	79,123	3,366,102
Christopher P. Hartmann	8,878,017	1,100	3,366,102
Bradley G. Pattelli	8,878,517	600	3,366,102

	For	Against	Abstentions
2. Ratification of KPMG LLP as independent registered public accountants	12,220,819	0	24,400

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 29, 2010

THERMADYNE HOLDINGS CORPORATION
By:	/s/ Steven A. Schumm
	Name:	Steven A. Schumm
	Title:	Chief Financial and Administrative Officer

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